EXHIBIT 32

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Quarterly Report of Leap Wireless International, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. Douglas Hutcheson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ S. DOUGLAS HUTCHESON
S. Douglas Hutcheson
Chief Executive Officer

Date: October 25, 2013

In connection with the Amendment No. 1 to Quarterly Report of Leap Wireless International, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Perley McBride, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. PERLEY McBRIDE
R. Perley McBride
Chief Financial Officer

Date: October 25, 2013